UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 11, 2005

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




            DELAWARE                   000-50397                  51-0309588

(State or other jurisdiction of  (Commission File Number)        (IRS Employer
         incorporation)                                      Identification No.)



           2300 BUCKSKIN ROAD, POCATELLO, IDAHO                    83201
         (Address of Principal Executive Offices)               (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective April 11, 2005, David M. Rickey resigned from the AMIS Holdings, Inc. Board of Directors, as previously announced.

     On April 12, 2005 AMIS Holdings, Inc. issued a press release announcing that on April 11, 2005, William N. Starling was appointed to its Board of Directors to fill the vacancy created by Mr. Rickey's resignation. In addition, Mr. Starling was appointed to the Audit Committee of the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

     Related Party Transactions: In September 2004, AMI Semiconductor, Inc. ("AMIS"), a wholly-owned subsidiary of AMIS Holdings, Inc. signed a memorandum of understanding with Synecor, LLC, of which Mr. Starling is chief executive officer and a managing member. In the memorandum of understanding, AMIS and Synecor agreed that they intend to enter into a strategic business relationship whereby AMIS would be the exclusive supplier to Synecor and its affiliates of digital and mixed signal application specific integrated circuits ("ASICs") for use in medical products. The parties contemplate entering into definitive agreements specifying the details of this relationship but have not yet done so. AMIS is currently in the development phase of two ASIC devices for Interventional Rhythm Management ("IRM"), an affiliate of Synecor. Mr. Starling is the chief executive officer of IRM. In 2004, IRM paid AMIS $218,233 in nonrecoverable engineering charges associated with the development of those ASIC devices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                              Exhibits
      99.1                    Press release issued April 14, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMIS HOLDINGS, INC.

Date: April 14, 2005                   By: /s/ David A. Henry
      --------------                       -------------------------------------
                                      Name: David A. Henry
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                   Description
      99.1                    Press release issued April 14, 2005